EXHIBIT 99.2

                 Computational Materials and/or ABS Term Sheet

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

          Class 1-A-1 Certificates Available Funds Rate Schedule(1)
          ---------------------------------------------------------

--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                       (2)                   (3)
     1                 6.92                  6.92
     2                 6.69                 10.75
     3                 6.47                 10.75
     4                 6.47                 10.75
     5                 6.69                 10.75
     6                 6.47                 10.75
     7                 6.69                 10.75
     8                 6.47                 10.75
     9                 6.47                 10.75
    10                 7.16                 10.75
    11                 6.47                 10.75
    12                 6.69                 10.75
    13                 6.47                 10.75
    14                 6.69                 10.75
    15                 6.47                 10.75
    16                 6.47                 10.75
    17                 6.69                 10.75
    18                 6.47                 10.75
    19                 6.69                 10.75
    20                 6.47                 10.75
    21                 6.47                 10.75
    22                 7.16                 10.75
    23                 6.47                 10.75
    24                 6.69                 10.75
    25                 6.47                 10.75
    26                 6.69                 10.75
    27                 6.47                 10.75
    28                 6.47                 10.75
    29                 6.69                 10.75
    30                 6.47                 10.75
    31                 6.69                 10.75
    32                 6.47                 10.75
    33                 6.47                 10.75
    34                 6.92                 10.75
    35                 6.47                 10.75
    36                 6.69                 10.75
    37                 6.47                 10.75
    38                 6.69                 10.75
    39                 6.47                 10.75
    40                 6.47                 10.75
    41                 6.69                 10.75
    42                 6.47                 10.75
    43                 6.69                 10.75
    44                 6.47                 10.75
    45                 6.47                 10.75
    46                 7.16                 10.75
    47                 6.47                 10.75
    48                 6.69                 10.75
--------------------------------------------------------

--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                       (2)                   (3)
    49                 6.47                  10.75
    50                 6.69                  10.75
    51                 6.47                  10.75
    52                 6.47                  10.75
    53                 6.69                  10.75
    54                 6.47                  10.75
    55                 6.69                  10.75
    56                 6.47                  10.75
    57                 6.47                  10.75
    58                 7.16                  10.75
    59                 6.47                  10.75
    60                 6.69                  10.75
    61                 6.47                  10.75
    62                 6.69                  10.75
    63                 6.47                  10.75
    64                 6.47                  10.75
    65                 6.69                  10.75
    66                 6.47                  10.75
    67                 6.69                  10.75
    68                 6.47                  10.75
    69                 6.47                  10.75
    70                 7.16                  10.75
    71                 6.47                  10.75
    72                 6.69                  10.75
    73                 6.47                  10.75
    74                 6.69                  10.75
    75                 6.47                   6.47
    76                 6.47                   6.47
    77                 6.69                   6.69
    78                 6.47                   6.47
    79                 6.69                   6.69
    80                 6.47                   6.47
    81                 6.47                   6.47
    82                 6.92                   6.92
    83                 6.47                   6.47









-----------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR, One-Year CMT and COFI forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds from the Corridor Contracts.

(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR, One-Year CMT and COFI instantaneously increase by 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

        Group 2 Senior Certificates Available Funds Rate Schedule (1)
        -------------------------------------------------------------

--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                     (2)                   (3)
    1                  6.92                   6.92
    2                  6.69                   11.00
    3                  6.47                   11.00
    4                  6.47                   11.00
    5                  6.69                   11.00
    6                  6.47                   11.00
    7                  6.69                   11.00
    8                  6.47                   11.00
    9                  6.47                   11.00
    10                 7.16                   11.00
    11                 6.47                   11.00
    12                 6.69                   11.00
    13                 6.47                   11.00
    14                 6.69                   11.00
    15                 6.47                   11.00
    16                 6.47                   11.00
    17                 6.69                   11.00
    18                 6.47                   11.00
    19                 6.69                   11.00
    20                 6.47                   11.00
    21                 6.47                   11.00
    22                 7.16                   11.00
    23                 6.47                   11.00
    24                 6.69                   11.00
    25                 6.47                   11.00
    26                 6.69                   11.00
    27                 6.47                   11.00
    28                 6.47                   11.00
    29                 6.69                   11.00
    30                 6.47                   11.00
    31                 6.69                   11.00
    32                 6.47                   11.00
    33                 6.47                   11.00
    34                 6.92                   11.00
    35                 6.47                   11.00
    36                 6.69                   11.00
    37                 6.47                   11.00
    38                 6.69                   11.00
    39                 6.47                   11.00
    40                 6.47                   11.00
    41                 6.69                   11.00
    42                 6.47                   11.00
    43                 6.69                   11.00
    44                 6.47                   11.00
    45                 6.47                   11.00
    46                 7.16                   11.00
    47                 6.47                   11.00
    48                 6.69                   11.00
--------------------------------------------------------


--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                     (2)                   (3)
    49                 6.47                   11.00
    50                 6.69                   11.00
    51                 6.47                   11.00
    52                 6.47                   11.00
    53                 6.69                   11.00
    54                 6.47                   11.00
    55                 6.69                   11.00
    56                 6.47                   11.00
    57                 6.47                   11.00
    58                 7.16                   11.00
    59                 6.47                   11.00
    60                 6.69                   11.00
    61                 6.47                   11.00
    62                 6.69                   11.00
    63                 6.47                   11.00
    64                 6.47                   11.00
    65                 6.69                   11.00
    66                 6.47                   11.00
    67                 6.69                   11.00
    68                 6.47                   11.00
    69                 6.47                   11.00
    70                 7.16                   11.00
    71                 6.47                   11.00
    72                 6.69                   11.00
    73                 6.47                   11.00
    74                 6.69                   11.00









--------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR, One-Year CMT and COFI forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds from the Corridor Contracts.

(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR, One-Year CMT and COFI instantaneously increase by 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]Countrywide                           Computational Materials for
-------------------------        Countrywide Mortgage Pass-Through Certificates,
SECURITIES CORPORATION                                            Series 2005-J4
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


    Subordinate Certificates Available Funds Rate Schedule (1)
    ----------------------------------------------------------

--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                     (2)                   (3)
    1                  6.22                    6.22
    2                  6.02                   10.00
    3                  5.83                   10.00
    4                  5.83                   10.00
    5                  6.04                   10.00
    6                  5.85                   10.00
    7                  6.05                   10.00
    8                  5.85                   10.00
    9                  5.86                   10.00
    10                 6.49                   10.00
    11                 5.86                   10.00
    12                 6.06                   10.00
    13                 5.87                   10.00
    14                 6.07                   10.00
    15                 5.87                   10.00
    16                 5.88                   10.00
    17                 6.08                   10.00
    18                 6.14                   10.00
    19                 6.35                   10.00
    20                 6.51                   10.00
    21                 7.32                   10.00
    22                 8.17                   10.00
    23                 7.38                   10.00
    24                 7.75                   10.00
    25                 7.50                   10.00
    26                 7.89                   10.00
    27                 7.86                   10.00
    28                 7.89                   10.00
    29                 8.16                   10.00
    30                 8.00                   10.00
    31                 8.26                   10.00
    32                 8.04                   10.00
    33                 8.06                   10.00
    34                 8.62                   10.00
    35                 8.06                   10.00
    36                 8.33                   10.00
    37                 8.06                   10.00
    38                 8.35                   10.00
    39                 8.11                   10.00
    40                 8.11                   10.00
    41                 8.38                   10.00
    42                 8.12                   10.00
    43                 8.39                   10.00
    44                 8.13                   10.00
    45                 8.15                   10.00
    46                 9.03                   10.35
    47                 8.15                   10.00
    48                 8.43                   10.00
--------------------------------------------------------


--------------------------------------------------------
                  Available Funds      Available Funds
   Period            Rate (%)             Rate (%)
----------   ---------------------   -------------------
                     (2)                   (3)
    49                 8.15                   10.00
    50                 8.43                   10.00
    51                 8.17                   10.00
    52                 8.17                   10.00
    53                 8.44                   10.00
    54                 8.18                   10.00
    55                 8.45                   10.00
    56                 8.19                   10.00
    57                 8.20                   10.00
    58                 9.08                   10.29
    59                 8.20                   10.00
    60                 8.47                   10.00
    61                 8.20                   10.00
    62                 8.47                   10.00
    63                 8.20                   10.00
    64                 8.20                   10.00
    65                 8.47                   10.00
    66                 8.20                   10.00
    67                 8.47                   10.00
    68                 8.20                   10.00
    69                 8.21                   10.00
    70                 9.09                   10.24
    71                 8.21                   10.00
    72                 8.48                   10.00
    73                 8.20                   10.00
    74                 8.48                   10.00
    75                 8.21                   10.00
    76                 8.21                   10.00
    77                 8.48                   10.00
    78                 8.21                   10.00
    79                 8.48                   10.00
    80                 8.22                   10.00
    81                 8.24                   10.00
    82                 8.80                   10.00
    83                 8.23                   10.00






--------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Based on the 1-Month LIBOR, 6-Month LIBOR, One-Year LIBOR, One-Year CMT and COFI forward curves and assumes that all are run at the Pricing Prepayment Speed to call and includes all projected cash proceeds from the Corridor Contracts.

(3) Assumes that 1-Month, 6-Month LIBOR,One-Year LIBOR, One-Year CMT and COFI instantaneously increase by 1000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the related Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                      19